EX-7s

AMENDMENT NO. 14
to the

VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Effective March 1, 2005

Between

JACKSON NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and

ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)

Effective  September 28, 2009, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement.  It is mutually agreed that the Agreement will be amended to include new investment funds, to show fund mergers, to add new Guaranteed Minimum Death Benefit forms that were effective retroactively from 10/6/2008 to 4/5/2009 and to add the Reduced Administration Charge Endorsement that is effective 9/28/2009. To effect these changes, the following provision of this Agreement is hereby amended:

▪	Schedule B-1, Contracts Subject to this Reinsurance Agreement, amendment # 12, is hereby replaced by the attached Schedule B-1.

▪	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, amendment # 12, is hereby replaced by the attached Schedule B-2.

▪	Schedule D, QUARTERLY REINSURANCE PREMIUM RATE, Amendment # 13, is hereby replaced by the attached Schedule D.

Jackson National Life Insurance Company                                                                                     ACE Tempest Life Reinsurance Ltd.

By  ___Lisa C. Drake_ ____________________                                                                                                By  ____Huan Tseng_ __________________

Name _Lisa C. Drake_ ____________________                                                                                                Name __Huan Tseng __ _________________

Title  _SVP & Chief Actuary_ ______________                                                                                                Title  ___SVP & Chief Pricing Officer ______

Date  __9/29/2009________________________                                                                                                Date ___9/24/09 ________________________

SCHEDULE B-1

ANNUITY CONTRACTs Subject to this Reinsurance Agreement

Perspective II and Fifth Third Perspective II

•	VA220 is an individual flexible premium variable and fixed annuity
•	VA220G is a group flexible premium variable and fixed annuity
•	This product has two Contract options:
•	Separate Account Investment Division option and
•	Fixed Account Option.

A) Separate Account Investment Division Option

•	This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
•	Separate Account I is used for this Contract.
•	The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*                                Policy Description
7454	FutureGuard effective 10/4/2004
7485	FutureGuard effective 5/2/2005
7485A WA	FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex	FutureGuard for Washington State effective 1/17/2006
7524	6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7524 A WA Unisex	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7551	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551A WA	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551A WA Unisex	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state

C) Optional Benefits
Form Number*                                Policy Description
7360                                Earnings Protection Benefit effective 10/4/2004
7461                                Death Benefit Option (4% Rollup) effective 10/4/2004
7476                                Death Benefit Option (4% Rollup) effective 5/2/2005
7463                                Death Benefit Option (5% Rollup) effective 10/4/2004
7475                                Death Benefit Option (5% Rollup) effective 5/2/2005
7470                                Death Benefit Option (HAV) effective 10/4/2004
7512                                Death Benefit Option (HAV) effective 1/16/2007
7462                                Death Benefit Option (Comb HAV and 4% Rollup) effective 10/4/2004
7479                                Death Benefit Option (Comb HAV and 4% Rollup) effective 5/2/2005
7464                                Death Benefit Option (Comb HAV and 5% Rollup) effective 10/4/2004
7478                                Death Benefit Option (Comb HAV and 5% Rollup) effective 5/2/2005
7513                                Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7557                                Death Benefit Option (5% Rollup) effective 10/6/2008
7559                                Death Benefit Option (6% Rollup) effective 10/6/2008
7556                                Death Benefit Option (HQV) effective 10/6/2008
7558                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7603                                Death Benefit Option (HQV) effective 10/6/2008
7604                                Death Benefit Option (5% Rollup) effective 10/6/2008
7605                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7606                                Death Benefit Option (6% Rollup) effective 10/6/2008
7607                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7595                                Death Benefit Option (HQV) effective 4/6/2009
7596                                Death Benefit Option (5% Rollup) effective 4/6/2009
7598                                Death Benefit Option (6% Rollup) effective 4/6/2009
7597                                Death Benefit Option (Comb HQV and 5% Rollup) effective 4/6/2009
7599                                Death Benefit Option (Comb HQV and 6% Rollup) effective 4/6/2009
7349                                20% Additional Free Withdrawal
7465                                Shortened W/D Charge Period (5 years) effective 10/4/2004
7466	Shortened W/D Charge Period (3 years) effective 10/4/2004 - not available for contracts issued after 4/30/2006
7346 03/03                                Premium Credit (4%)
7348 03/03                                Premium Credit (2%)
7352 03/03                                Premium Credit (3%)
7507                                Premium Credit (5%)
7380                                Reduced Administration Charge
7536                                Reduced Administration Charge endorsement effective 9/28/2009

Washington State Only
7471WA                                Death Benefit Option (3% Rollup) effective 10/4/2004
7481WA                      Death Benefit Option (3% Rollup) effective 5/2/2005
7472WA                      Death Benefit Option (Comb HAV and 3% Rollup) effective 10/4/2004
7482WA                      Death Benefit Option (Comb HAV and 3% Rollup) effective 5/2/2005
7515WA                                Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA                                Death Benefit Option (HQV) effective 10/6/2008
7564AWA                                Death Benefit Option (3% Rollup) effective 10/6/2008
7565AWA                                 Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7603AWA                                Death Benefit Option (HQV) effective 10/6/2008
7610AWA                                Death Benefit Option (3% Rollup) effective 10/6/2008
7611AWA                                Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7595AWA                                Death Benefit Option (HQV) effective 4/6/2009
7600AWA                                Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA                                 Death Benefit Option (Comb HQV and 3% Rollup) effective 4/6/2009

Perspective A Series

•	VA230 is an individual flexible premium variable and fixed annuity
•	VA230G is a group flexible premium variable and fixed annuity

A) Separate Account Investment Division Option

•	This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
•	Separate Account I is used for this Contract.
•	The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*                                Policy Description
7485                                FutureGuard
7485A WA	FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex	FutureGuard for Washington State effective 1/17/2006
7524	6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7524 A WA Unisex	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7551	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551A WA	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551A WA Unisex	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state

C) Optional Benefits
Form Number*                                Policy Description
7360                                Earnings Protection
7474                                Death Benefit Option (Return of Premium)
7475                                Death Benefit Option (5% Rollup)
7476                                Death Benefit Option (4% Rollup)
7477                                Death Benefit Option (Highest Anniversary Value)
7512                                Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7478                                Death Benefit Option (Comb HAV and 5% Rollup)
7513                                Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479                                Death Benefit Option (Comb HAV and 4% Rollup)
7557                                Death Benefit Option (5% Rollup) effective 10/6/2008
7559                                Death Benefit Option (6% Rollup) effective 10/6/2008
7556                                Death Benefit Option (HQV) effective 10/6/2008
7558                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7603                                Death Benefit Option (HQV) effective 10/6/2008
7604                                Death Benefit Option (5% Rollup) effective 10/6/2008
7605                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7606                                Death Benefit Option (6% Rollup) effective 10/6/2008
7607                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008

7595                                Death Benefit Option (HQV) effective 4/6/2009
7596                                Death Benefit Option (5% Rollup) effective 4/6/2009
7598                                Death Benefit Option (6% Rollup) effective 4/6/2009
7597                                Death Benefit Option (Comb HQV and 5% Rollup) effective 4/6/2009
7599                                Death Benefit Option (Comb HQV and 6% Rollup) effective 4/6/2009

7507                                Premium Credit (5%)
7536                                Reduced Administration Charge endorsement effective 9/28/2009

Washington State Only
7481WA                     Death Benefit Option (3% Rollup)
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup)
7515WA                                Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA                  Death Benefit Option (HQV) effective 10/6/2008
7564AWA                                Death Benefit Option (3%) effective 10/6/2008
7565AWA Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7603AWA                                Death Benefit Option (HQV) effective 10/6/2008
7610AWA                                Death Benefit Option (3% Rollup) effective 10/6/2008
7611AWA                                Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7595AWA                                Death Benefit Option (HQV) effective 4/6/2009
7600AWA                                Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA                                 Death Benefit Option (Comb HQV and 3% Rollup) effective 4/6/2009

Perspective L Series

•	VA210 is an individual flexible premium variable and fixed annuity
•	VA210G is a group flexible premium variable and fixed annuity

A) Separate Account Investment Division Option

•	This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
•	Separate Account I is used for this Contract.
•	The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*                                Policy Description
7485                                FutureGuard
7485A WA	FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex	FutureGuard for Washington State effective 1/17/2006
7524	6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7524 A WA Unisex	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7551	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551 A WA	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551 A WA Unisex	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state

C) Optional Benefits
Form Number*                                Policy Description
7346 03/03                                Premium Credit (4%)
7348 03/03                                Premium Credit (2%)
7352 03/03                                Premium Credit (3%)
7507                                Premium Credit (5%)
7360                                Earnings Protection
7380                                Reduced Administration Charge
7470                                Death Benefit Option (Highest Anniversary Value)
7512                                Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475                                Death Benefit Option (5% Rollup)
7476                                Death Benefit Option (4% Rollup)
7478                                Death Benefit Option (Comb HAV and 5% Rollup)
7513                                Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479                                Death Benefit Option (Comb HAV and 4% Rollup)
7557                                Death Benefit Option (5% Rollup) effective 10/6/2008
7559                                Death Benefit Option (6% Rollup) effective 10/6/2008
7556                                Death Benefit Option (HQV) effective 10/6/2008
7558                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7603                                Death Benefit Option (HQV) effective 10/6/2008
7604                                Death Benefit Option (5% Rollup) effective 10/6/2008
7605                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7606                                Death Benefit Option (6% Rollup) effective 10/6/2008
7607                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008 7595Death Benefit Option (HQV) effective 4/6/2009
7596                                Death Benefit Option (5% Rollup) effective 4/6/2009
7598                                Death Benefit Option (6% Rollup) effective 4/6/2009
7597                                Death Benefit Option (Comb HQV and 5% Rollup) effective 4/6/2009
7599                                Death Benefit Option (Comb HQV and 6% Rollup) effective 4/6/2009
7536                                Reduced Administration Charge endorsement effective 9/28/2009

Washington State Only
7481WA                      Death Benefit Option (3% Rollup)
7482WA                      Death Benefit Option (Comb HAV and 3% Rollup)
7515WA                                Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA                  Death Benefit Option (HQV) effective 10/6/2008
7564AWA                                Death Benefit Option (3%) effective 10/6/2008
7565AWA Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7603AWA                                Death Benefit Option (HQV) effective 10/6/2008
7610AWA                                Death Benefit Option (3% Rollup) effective 10/6/2008
7611AWA                                Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7595AWA                                Death Benefit Option (HQV) effective 4/6/2009
7600AWA                                Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA                                 Death Benefit Option (Comb HQV and 3% Rollup) effective 4/6/2009

Perspective Advisors II

•	VA410 is an individual flexible premium variable and fixed annuity
•	VA410G is a group flexible premium variable and fixed annuity

A) Separate Account Investment Division Option

•	This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
•	Separate Account I is used for this Contract.
•
The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC.  Share class is the 12b-1-share class. (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*                                Policy Description
7485                                  FutureGuard
7485A WA	FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex	FutureGuard for Washington State effective 1/17/2006
7524	6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7524 A WA Unisex	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7551	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551A WA	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551A WA Unisex	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state

C) Optional Benefits
Form Number*                                Policy Description
7360                                Earnings Protection
7460                                Premium Credit (2%)
7470                                Death Benefit Option (Highest Anniversary Value)
7512                                Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475                                Death Benefit Option (5% Rollup)
7476                                Death Benefit Option (4% Rollup)
7478                                Death Benefit Option (Comb HAV and 5% Rollup)
7513                                Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479                                 Death Benefit Option (Comb HAV and 4% Rollup)
7557                                Death Benefit Option (5% Rollup) effective 10/6/2008
7559                                Death Benefit Option (6% Rollup) effective 10/6/2008
7556                                Death Benefit Option (HQV) effective 10/6/2008
7558                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7603                                Death Benefit Option (HQV) effective 10/6/2008
7604                                Death Benefit Option (5% Rollup) effective 10/6/2008
7605                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7606                                Death Benefit Option (6% Rollup) effective 10/6/2008
7607                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7595                                Death Benefit Option (HQV) effective 4/6/2009
7596                                Death Benefit Option (5% Rollup) effective 4/6/2009
7598                                Death Benefit Option (6% Rollup) effective 4/6/2009
7597                                Death Benefit Option (Comb HQV and 5% Rollup) effective 4/6/2009
7599                                Death Benefit Option (Comb HQV and 6% Rollup) effective 4/6/2009

Washington State Only
7471WA                     Death Benefit Option (3% Rollup) effective 10/4/2004
7472WA                     Death Benefit Option (Comb HAV and 3% Rollup) effective 10/4/2004
7481WA                     Death Benefit Option (3% Rollup) effective 5/2/2005
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup) effective 5/2/2005
7515WA                                Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA                  Death Benefit Option (HQV) effective 10/6/2008
7564AWA                                Death Benefit Option (3%) effective 10/6/2008
7565AWA Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7603AWA                                Death Benefit Option (HQV) effective 10/6/2008
7610AWA                                Death Benefit Option (3% Rollup) effective 10/6/2008
7611AWA                                Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7595AWA                                Death Benefit Option (HQV) effective 4/6/2009
7600AWA                                Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA                                 Death Benefit Option (Comb HQV and 3% Rollup) effective 4/6/2009

Retirement Latitudes

•	VA310 is an individual flexible premium variable and fixed annuity
•	VA310G is a group flexible premium variable and fixed annuity

A) Separate Account Investment Division Option

•	This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
•	Separate Account I is used for this Contract.
•	The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) Guaranteed Minimum Income Benefits
Form Number*                                Policy Description
7485                                FutureGuard
7485A WA	FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex	FutureGuard for Washington State effective 1/17/2006
7524	6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7524 A WA Unisex	6% Roll-up GMIB with Annual Reset for Washington state,
effective 12/3/2007
7551	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008
7551A WA	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state
7551A WA Unisex	6% Roll-up GMIB with Annual Reset & No Cap, effective 10/6/2008 for Washington state

C) Optional Benefits
Form Number*                                Policy Description
7500                                Additional Free Withdrawal Option (20% of Premium)
7360                                Earnings Protection
7470                                Death Benefit Option (Highest Anniversary Value)
7512                                Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475                                Death Benefit Option (5% Rollup)
7478                                Death Benefit Option (Comb HAV and 5% Rollup)
7513                                Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7557                                Death Benefit Option (5% Rollup) effective 10/6/2008
7559                                Death Benefit Option (6% Rollup) effective 10/6/2008
7556                                Death Benefit Option (HQV) effective 10/6/2008
7558                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7560                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7603                                Death Benefit Option (HQV) effective 10/6/2008
7604                                Death Benefit Option (5% Rollup) effective 10/6/2008
7605                                Death Benefit Option (Comb HQV and 5% Rollup) effective 10/6/2008
7606                                Death Benefit Option (6% Rollup) effective 10/6/2008
7607                                Death Benefit Option (Comb HQV and 6% Rollup) effective 10/6/2008
7595                                Death Benefit Option (HQV) effective 4/6/2009
7596                                Death Benefit Option (5% Rollup) effective 4/6/2009
7598                                Death Benefit Option (6% Rollup) effective 4/6/2009
7597                                Death Benefit Option (Comb HQV and 5% Rollup) effective 4/6/2009
7599                                Death Benefit Option (Comb HQV and 6% Rollup) effective 4/6/20097346 03/03Premium Credit (4%)
7507                                Premium Credit (5%), effective 1/16/2007
7380                                Reduced Administration Charge
7499                                Shorten Withdrawal Charge Period to 4 Years
7536                                Reduced Administration Charge endorsement effective 9/28/2009

Washington State Only
7481WA                     Death Benefit Option (3% Rollup)
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup)
7515WA                                Death Benefit Option (Comb HAV and 3% Rollup) effective 1/16/2007
7556AWA                                Death Benefit Option (HQV) effective 10/6/2008
7564AWA                                Death Benefit Option (3%) effective 10/6/2008
7565AWA Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7603AWA                                Death Benefit Option (HQV) effective 10/6/2008
7610AWA                                Death Benefit Option (3% Rollup) effective 10/6/2008
7611AWA                                Death Benefit Option (Comb HQV and 3% Rollup) effective 10/6/2008
7595AWA                                Death Benefit Option (HQV) effective 4/6/2009
7600AWA                                Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA                                 Death Benefit Option (Comb HQV and 3% Rollup) effective 4/6/2009

* Includes any state specific variation of the above-described forms as of the EFFECTIVE DATE and any subsequent state specific variation, if such subsequent state specific variation does not have any impact on the risk assumed by the REINSURER. The CEDING COMPANY shall notify the REINSURER of any state specific variation after the EFFECTIVE DATE which could have any impact on the risk assumed by the REINSURER and such variation shall be treated the same as a policy form change under Article IV, Section B, provided that the REINSURER shall not unreasonably refuse to approve such subsequent state specific variation.

JNL ACE 2005 Treaty Schedule B-1 Amendment # 14

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

Fund Name	Comment	Product Availability
JNL/AIM International Growth Fund	Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007	All
JNL/AIM Large Cap Growth Fund		All
JNL/AIM Global Real Estate Fund	New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective 10/6/2008	All
JNL/AIM Small Cap Growth Fund		All
JNL/Capital Guardian Global Balanced Fund	Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007	All
JNL/Capital Guardian Global Diversified Research Fund	Name changed from JNL/Select Global Growth Fund effective 12/3/2007	All
JNL/Capital Guardian International Small Cap Fund	New 12/3/2007	All
JNL/Capital Guardian U.S. Growth Equity Fund	Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007	All
JNL/Credit Suisse Commodity Securities Fund	New 1/16/2007 – Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009	All
JNL/Credit Suisse Long/Short	New 1/16/2007	All
JNL/Eagle Core Equity Fund		All
JNL/Eagle Small Cap Equity Fund		All
JNL/Franklin Templeton Founding Strategy	New 1/16/2007	All
JNL/Franklin Templeton Global Growth	New 1/16/2007	All
JNL/Franklin Templeton Income Fund	New 5/1/2006	All
JNL/Franklin Templeton Mutual Shares	New 1/16/2007	All
JNL/Franklin Templeton Small Cap Value Fund	New 5/2/05	All
JNL/Goldman Sachs Core Plus Bond Fund
Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.
All
JNL/Goldman Sachs Emerging Markets Debt Fund	New 10/6/2008	All
JNL/Goldman Sachs Mid Cap Value Fund	New 5/2/05	All
JNL/T. Rowe Price Short Term Bond Fund	New 5/1/2006 – Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL Institutional Alt 20	New 4/6/2009	All but Retirement Latitudes
JNL Institutional Alt 35	New 4/6/2009	All but Retirement Latitudes
JNL Institutional Alt 50	New 4/6/2009	All but Retirement Latitudes
JNL Institutional Alt 65	New 4/6/2009	All but Retirement Latitudes
JNL/Ivy Asset Strategy	New 9/28/2009	All but Retirement Latitudes
JNL/JPMorgan International Value Fund		All
JNL/JPMorgan Mid-Cap Growth Fund
Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007, and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007.  Also, JNL/Putnam Mid-Cap Growth Fund was merged with this fund effective 12/3/2007.
All
JNL/JPMorgan U.S. Government & Quality Bond Fund
Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006,from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.
All
JNL/Lazard Emerging Markets Fund	New 5/1/2006	All
JNL/Lazard Mid Cap Equity Fund	Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008	All
JNL/M&G Global Basics Fund	New 10/6/2008	All
JNL/M&G Global Leaders Fund	New 10/6/2008	All
JNL/Mellon Capital Management 10 X 10 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital Management 25 Fund		All
JNL/Mellon Capital Management Bond Index Fund		All
JNL/Mellon Capital Management Communications Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Management Consumer Brands Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Management Oil & Gas Sector Fund	Name changed from JNL/Mellon Capital Management Energy Sector Fund effective 5/2/2005	All but Retirement Latitudes
JNL/Mellon Capital Management European 30 Fund	New 10/6/2008	All
JNL/Mellon Capital Management Financial Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Management Global 15 Fund		All
JNL/Mellon Capital Management International Index Fund		All
JNL/Mellon Capital Management Index 5 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital Management JNL 5 Fund		All
JNL/Mellon Capital Management JNL Optimized 5 Fund	New 5/1/2006	All
JNL/Mellon Capital Management Healthcare Sector Fund	Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund effective 5/2/05	All but Retirement Latitudes
JNL/Mellon Capital Management NYSE® International 25 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital Management Pacific Rim 30 Fund	New 10/6/2008	All
JNL/Mellon Capital Management S&P ® SMid 60 Fund	New 4/30/2007.	All but Retirement Latitudes
JNL/Mellon Capital Management S&P ® 24 Fund	New 5/1/2006	All
JNL/Mellon Capital Management S&P 400 MidCap Index Fund		All
JNL/Mellon Capital Management S&P 500 Index Fund	Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index fund was merged into this fund. Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund.	All
JNL/Mellon Capital Management Select Small-Cap Fund		All
JNL/Mellon Capital Management Small Cap Index Fund	Effective 4/6/2009, the JNL/Lazard Small Cap Equity fund was merged into this fund.	All
JNL/Mellon Capital Management Technology Sector Fund		All but Retirement Latitudes
JNL/Mellon Capital Management Dow SM Dividend	New 1/17/2006	All
JNL/Mellon Capital Management The Dowsm 10 Fund	Name changed effective 1/17/2006	All
JNL/Mellon Capital Management The S&P® 10 Fund	Name changed effective 1/17/2006	All
JNL/Mellon Capital Management VIP Fund		All
JNL/Mellon Capital Management Nasdaq®25 Fund	Name changed from JNL/Mellon Capital Management Nasdaq®15 Fund effective 12/3/2007	All
JNL/Mellon Capital Management Value Line®30 Fund	Name changed from JNL/Mellon Capital Management Value Line® 25 Fund effective 12/3/2007	All
JNL/Mellon Capital Management Global Alpha Fund	New 9/28/2009	All but Retirement Latitudes
JNL/Oppenheimer Global Growth Fund		All
JNL/PAM Asia ex-Japan Fund	New 3/31/2008	All
JNL/PAM China-India Fund	New 3/31/2008	All
JNL/PIMCO Real Return	New 1/16/2007	All
JNL/PIMCO Total Return Bond Fund		All

JNL/ PPM America High Yield Bond Fund
Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.
All
JNL/PPM America Mid-Cap Value Fund	New 3/31/2008	All
JNL/PPM America Small Cap Value Fund	New 3/31/2008	All
JNL/PPM America Value Equity	Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007	All (Exclusion of Retirement Latitudes was lifted eff 10/6/08)
JNL/Red Rocks Listed Private Equity Fund	New 10/6/2008	All
JNL/S&P 4 Fund	New 12/3/2007	All
JNL/S&P Competitive Advantage Fund	New 12/3/2007	All but Retirement Latitudes
JNL/S&P Disciplined Moderate	New 1/16/2007	All but Fifth Third
JNL/S&P Disciplined Moderate Growth	New 1/16/2007	All but Fifth Third
JNL/S&P Disciplined Growth	New 1/16/2007	All but Fifth Third
JNL/S&P Dividend Income & Growth Fund	New 12/3/2007	All but Retirement Latitudes
JNL/S&P Intrinsic Value Fund	New 12/3/2007	All but Retirement Latitudes
JNL/S&P Managed Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund were merged into this fund	All
JNL/S&P Managed Aggressive Growth Fund		All
JNL/S&P Managed Conservative Fund		All
JNL/S&P Managed Moderate Fund	Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.	All
JNL/S&P Managed Moderate Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund	All

JNL/S&P Total Yield Fund	New 12/3/2007	All but Retirement Latitudes
JNL/Select Balanced Fund		All
JNL/Select Money Market Fund		All
JNL/Select Value Fund		All
JNL/T. Rowe Price Established Growth Fund	JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. JNL/Alger Growth Fund and JNL Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund		All
JNL/T. Rowe Price Value Fund		All

Fifth Third Balanced VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Disciplined Value VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Mid Cap VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
Fifth Third Quality Growth VIP Fund	Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007	Fifth Third Only
JNL General Account
Guaranteed Five Year Fixed		All but Advisors II and Perspective A Series
12 Month DCA		All
6 Month DCA		All
Guaranteed One Year Fixed		All but Advisors II
Guaranteed Seven Year Fixed		All but Advisors II and Perspective A Series
Guaranteed Three Year Fixed		All but Advisors II and Perspective A Series

JNL ACE 2005 Treaty Schedule B-2 Amendment14

SCHEDULE D

QUARTERLY REINSURANCE PREMIUM RATE

The QUARTERLY REINSURANCE PREMIUM RATE, subject to the terms and conditions of this Agreement, is shown in the table below for each GMIB TYPE.  It applies to all CONTRACT TYPEs, and is guaranteed while the reinsurance coverage is in effect.

GMIB TYPE Form Number	Quarterly Rate

If has not elected GMDB forms 7557, 7558, 7559, 7560, 7596, 7597, 7598, 7599, 7604, 7605, 7606, 7607:

7454, 7485, 7485A WA, 7485A WA Unisex                                                                                                .XXXX
7524, 7524A WA, 7524A WA Unisex	.XXXX
7551, 7551A WA, 7551A WA Unisex	.XXXX

If has elected GMDB forms 7557, 7558, 7559, 7560, 7596, 7597, 7598, 7599, 7604, 7605, 7606, 7607:

7454, 7485, 7485A WA, 7485A WA Unisex                                                                                                 .XXXX
7524, 7524A WA, 7524A WA Unisex	.XXXX
7551, 7551A WA, 7551A WA Unisex	.XXXX

JNL ACE 2005 Treaty Schedule D Amendment # 14